UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K/A

CURRENT REPORT Pursuant to Section 13 or 15(d) The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2008

EXPRESSJET HOLDINGS, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-31300 (Commission File Number)	76-0517977 (IRS Employer Identification No.)

700 North Sam Houston Parkway West, Suite 200 Houston, Texas (Address of principal executive offices)		77067 (Zip Code)

832-353-1000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This 8-K/A is being filed to correct the results of our quarter ended September 30, 2008 as announced in a press release dated November 5, 2008 and filed as Exhibit 99.1 to the original 8-K, which does not change the third quarter results of operations, excluding special charges and non-operating items.

Item	2.02	Results of Operations and Financial Condition.

On November 10, 2008, we issued a press release announcing the corrected information for the third quarter of 2008.  The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item	9.01	Financial Statements and Exhibits.
		99.1 Press Release

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESSJET HOLDINGS, INC. (Registrant)
Date: November 12, 2008	/s/ Phung Ngo-Burns
Phung Ngo-Burns Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release